EXHIBIT 10.32
                                                                 -------------




                         AMENDMENT TO CONVERTIBLE NOTE

     This AMENDMENT TO CONVERTIBLE NOTE (the "Amendment") is made as of August 9, 2004 by and between NESTOR, INC., 400 Massasoit Avenue Suite 200, Providence, Rhode Island 02914, a Delaware corporation (hereinafter called the "Borrower") and LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands,
Fax: 345-949-9877 (the "Holder") or its registered assigns or successors in interest, and amends that certain Convertible Note (the "Note") made as of January 14, 2004 by the Borrower to the Holder in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000). Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Note.

     WHEREAS, Holder desires to not have the right to convert interest due and payable on the Note to common stock;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

1. Section 3.1 of the Note is hereby amended and restated in its entirety to read:

          3.1. Holder's Conversion Rights . If the closing price of the Common Stock is greater than the Fixed Conversion Price, and the registration statement required by Section 10 of the Purchase Agreement has been declared effective by the Securities Exchange Commission, the Holder shall have the right, but not the obligation to convert the principal portion of this Note into fully paid and nonassessable shares of common stock of the Borrower as such stock exists on the date of issuance of this Note.

2.   The Note, as amended hereby, remains in full force and effect.

     IN WITNESS WHEREOF, each Borrower has caused this Note to be signed in its name effective as of this 9th day of August, 2004 .

                                            NESTOR, INC.


                                            By: /s/ Nigel P. Hebborn
                                               -------------------------------
                                      Name:     Nigel P. Hebborn
                                     Title:     Chief Operating Officer

                                            LAURUS MASTER FUND, LTD.


                                            By: /s/ David Grin
                                               --------------------------------
                                      Name:     David Grin
                                     Title:     Director